Management's Liquidity Plans	12 Months Ended
Dec. 31, 2015
Management's Liquidity Plans [Abstract]
Managements Liquidity Plans

Note 2 - Management’s Liquidity Plans

As of December 31, 2015, the Company had working capital and stockholders’ equity of $9,797,017 and $9,812,079, respectively. During the year ended December 31, 2015, the Company incurred a net loss of $3,878,210. The Company has not generated any revenues, has incurred net losses since inception and does not expect to generate revenues in the near term.

With the cash on hand as of December 31, 2015, the Company believes that it has sufficient capital to meet its operating expenses and working capital needs into the second quarter of 2017, at which time additional capital will be required. However, if unanticipated difficulties arise the Company may be required to raise additional capital to support its operations or curtail its research and development activities until such time as additional capital becomes available. There is no assurance that additional financing will be available when needed or that the Company will be able to obtain such financing on reasonable terms. The Company does not expect to generate revenues from its operations in the near future and there is no assurance that the Company will generate positive operating cash flow or become profitable in the future. If the Company is unable to raise sufficient additional funds, it will have to develop and implement a plan to reduce overhead or scale back its business plan until sufficient additional capital is raised to support further operations. There can be no assurance that such a plan will be successful.